INTANGIBLE ASSETS, NET - Estimated Amortization Expenses (Details) ¥ in Thousands	Dec. 31, 2019 CNY (¥)
Estimated amortization expenses for each of the future annual periods
2020	¥ 3,161
2021	1,482
2022	544
2023	320
2024	298
Thereafter	1,004
Total	¥ 6,809